UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2015

SOLAR3D, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49805	01-0592299
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

1010 Winding Creek Road, Suite 100 Roseville, CA	95678
(Address of Principal Executive Offices)	(Zip Code)

(805) 690-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On August 6, 2015, Solar3D, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Plan B Enterprises, Inc., a California corporation and d/b/a Universal Racking Solutions (“Plan B”), Kirk R. Short and Elite Solar Acquisition Sub., Inc., a wholly owned subsidiary of the Company (the “Surviving Corporation”) whereby Plan B merged with and into the Surviving Corporation.  The transactions contemplated by the Merger Agreement, as amended, closed on December 1, 2015.

Item 9.01 of our current report on Form 8-K filed on December 2, 2015 with respect to closing of the Merger Agreement is hereby amended to include financial statements of Plan B and pro forma financial information in accordance with Items 9.01(a) and (b).

Except as set forth in Item 9.01 below, no other changes are being made to our current report on Form 8-K filed on December 2, 2015.

Item 9.01	Financial Statements and Exhibits.

(a)  Financial Statements of business acquired.

Plan B Enterprises, Inc. unaudited condensed financial statements for the nine months ended September 30, 2015 and 2014 and audited financial statements for the years ended December 31, 2014 and 2013, and related notes thereto.

(b)  Pro forma financial information.

Pro Forma Financial Information as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014.

(d)  Exhibits

Exhibit Number	Description
2.1
Agreement and Plan of Merger dated August 6, 2015 among Solar3D, Inc., Plan B Enterprises, Inc., d/b/a Universal Racking Solutions, Kirk R. Short and Elite Solar Acquisition Sub., Inc. (previously filed as an exhibit to the Company’s current report on Form 8-K filed on August 12, 2015)

2.2
Amendment No. I dated October 30, 2015 to Agreement and Plan of Merger among Solar3D, Inc., Plan B Enterprises, Inc., d/b/a Universal Racking Solutions, Kirk R. Short and Elite Solar Acquisition Sub., Inc. (previously filed as an exhibit to the Company’s current report on Form 8-K filed on November  2, 2015)

2.3
Amendment No. 2 dated November 30, 2015 to Agreement and Plan of Merger among Solar3D, Inc., Plan B Enterprises, Inc., d/b/a Universal Racking Solutions, Kirk R. Short and Elite Solar Acquisition Sub., Inc. (previously filed as an exhibit to the Company’s current report on Form 8-K filed on December  2, 2015)

3.1
Certificate of Designation of Series B Preferred Stock of the Company filed with the Secretary of State of Delaware on November 25, 2015 (previously filed as an exhibit to the Company’s current report on Form 8-K filed on December  2, 2015)

99.1
Plan B Enterprises, Inc. unaudited condensed financial statements for the nine months ended September 30, 2015 and 2014 and audited financial statements for the years ended December 31, 2014 and 2013, and related notes thereto.

99.2	Unaudited Pro forma combined financial statements of Solar3D, Inc. and Plan B Enterprises, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOLAR3D, INC.

Date: February 11, 2016	By: /s/ James B. Nelson
Name: James B. Nelson
Title: Chief Executive Officer